COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 3rd Quarter 2021

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2020 Annual Report on Form 10-K, 2ND Quarter 2021 Report on Form 10-Q and the Corporation’s Current Reports on Form 8-K. 2

$1.05 EPS 3 • Net interest income increased 2.9% over Q2. • Net interest margin decreased 2 bps from Q2 to 2.58%. • Non-interest income totaled $137.5 million in Q3. – Non-interest income to total revenue of 39.1%. • Wealth management client assets increased 2.9% in Q3 to $66.8 billion. • Non-interest expense increased $13.5 million over Q2, driven by $8.2 million of non-recurring items. • QTD average loans (excl. PPP) down .3% from Q2. • QTD average deposits increased $344.0 million over Q2. • Net charge-offs to total average loans of .10% and non-performing assets to total loans of .07%. • Tangible common equity to tangible assets of 9.71%. Highlights Well-positioned in a challenging environment 3Q2021 EARNINGS HIGHLIGHTS $139.9 million PPNR1 $122.6 million Net Income 13.74% ROACE 1 See the non-GAAP reconciliation on page 19 1.40% ROAA 59.95% Efficiency Ratio

Quarterly Average Balances Change vs. $ in millions 3Q21 2Q21 3Q20 Highlights Commercial1 $9,588.9 $(726.1) $(1,084.3) • Linked quarter (LQ) reflects lower business loans, mostly driven by PPP forgiveness (-$689.2 million) and lower business R/E Consumer 5,670.1 (5.4) (22.7) • LQ reflects decrease in personal real estate, which was offset by growth in consumer loans Total Loans $15,259.0 $(731.5) $(1,107.0) Investment Securities $13,794.8 $915.5 $2,707.4 • LQ increase due to growth in mortgage- backed and asset-backed securities Interest Earning Deposits with Banks $2,602.9 $(121.9) $1,578.5 • Prudently deploying excess deposits into higher-yielding assets Deposits $28,057.2 $344.0 $3,309.9 • 1.2% quarterly growth, 13.4% annual growth Book Value per Common Share2 $30.01 $ .12 $1.78 • 6.3% annual growth BALANCE SHEET HIGHLIGHTS 4 1 PPP QTD average balances were $575.0 million and $1,264.1 million as of September 30, 2021 and June 30, 2021, respectively 2 For the quarters ended September 30, 2021, June 30, 2021, and September 30, 2020

$14.9 $16.6 $16.6 $9.8 $11.1 $11.5 3Q20 2Q21 3Q21 $24.7 $27.7 $28.1 +13% $10.7 $10.3 $9.6 $5.7 $5.7 $5.7 2Q213Q20 3Q21 $16.4 $16.0 $15.3 -7% BALANCE SHEET 5 Loans Consumer Loans Commercial Loans Loan Yield Deposits QTD Average Balances $ billions Non-Interest Bearing Interest Bearing Deposit Yield Interest Bearing Deposit QTD Average Balances $ billions 3.69% 3.65% 3.74% .18% .07% .06%

LOAN PORTFOLIO

Period-End Balances

$ in 000s	9/30/2021	6/30/2021	9/30/2020	QoQ	YoY
Business	$5,277,850	$5,803,760	$6,683,413	-9.1%	-21.0%
Business excl. PPP	*4,969,914*	*4,949,459*	*5,175,827*	*.4%*	*-4.0%*
Construction	1,257,836	1,103,661	1,009,729	14.0%	24.6%
Business Real Estate	2,937,852	3,017,560	2,993,192	-2.6%	-1.8%
Personal Real Estate	2,769,292	2,793,213	2,753,867	-.9%	.6%
Consumer	2,049,559	2,049,166	2,006,360	—	2.2%
Revolving Home Equity	281,442	283,568	324,203	-.7%	-13.2%
Consumer Credit Card	569,976	586,358	647,893	-2.8%	-12.0%
Overdrafts	4,583	2,978	2,270	53.9%	101.9%
Total Loans	**$15,148,390**	**$15,640,264**	**$16,420,927**	**-3.1%**	**-7.7%**
PPP[1]	307,936	854,301	1,507,586	-64.0%	-79.6%
Total Loans excl. PPP	**$14,840,454**	**$14,785,963**	**$14,913,341**	**.4%**	**-.5%**

QTD Average Balances

$ in 000s	9/30/2021	6/30/2021	9/30/2020	QoQ	YoY
Business	$5,437,498	$6,211,610	$6,709,200	-12.5%	-19.0%
Business excl. PPP	*4,862,523*	*4,947,477*	*5,203,444*	*-1.7%*	*-6.6%*
Construction	1,168,566	1,088,433	974,346	7.4%	19.9%
Business Real Estate	2,982,847	3,014,955	2,989,652	-1.1%	-.2%
Personal Real Estate	2,775,638	2,804,388	2,722,300	-1.0%	2.0%
Consumer	2,041,263	2,004,625	1,992,314	1.8%	2.5%
Revolving Home Equity	281,689	287,031	329,361	-1.9%	-14.5%
Consumer Credit Card	566,406	575,725	646,185	-1.6%	-12.3%
Overdrafts	5,110	3,735	2,689	36.8%	90.0%
Total Loans	**$15,259,017**	**$15,990,502**	**$16,366,047**	**-4.6%**	**-6.8%**
PPP[1]	574,975	1,264,133	1,505,756	-54.5%	-61.8%
Total Loans excl. PPP	**$14,684,042**	**$14,726,369**	**$14,860,291**	**-.3%**	**-1.2%**

[1]Paycheck protection program (PPP) loans are included in the business loan category

Commerce Bancshares, Inc.

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$0 $15 $30 $5 $10 $20 $25 3Q20 2Q214Q20 1Q21 3Q21 0.09% 0.07% 0.06% 0.00% 0.05% 0.10% 0.15% 0.20% 0.18% 0.12% BALANCE SHEET: LOW-COST DEPOSITS Non Interest-Bearing Deposits (left) Interest-bearing Deposits (left) Av er ag e Ba la nc e $ in b illi on s Cost of Interest-Bearing Deposits (right) 7 – 41% of Q3 average deposits were non-interest bearing. – Cost of interest-bearing deposits declined slightly.

EARNING ASSET OPTIMIZATION 8 Av er ag e Ba la nc e $ in b illi on s 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% $0.0 $15.0 $20.0 $10.0 $5.0 $14.0 $12.9 $0.2 $1.0 $0.7 $2.7 $0.8 $0.3 $16.5 $0.8 1Q19 $0.3 $8.7 3Q20 $1.1 $0.7 $0.8 2Q19 $0.9 $8.7 $0.7 $1.6 $0.9 3Q19 $8.6 2Q20 $9.6 $13.8 $0.8 $0.4 $9.8 $8.6 4Q19 $2.6 $18.0 $8.5 2Q21 $0.9 $1.5 $0.6 1Q20 $9.5 $1.8 $11.3 $12.1 4Q20 1Q21 $13.1 3Q21 $12.2 $9.7 $9.6 $10.0 $15.0 $12.7 AFS Securities1 Asset REPOs2 FRB Balance3 as a % of Interest Earning AssetsFRB Balances3 1Available for Sale (AFS) securities are reported at fair value 2Asset REPOs defined as Securities purchased under agreements to resell 3Interest earning deposits at Federal Reserve Bank Prudently deploying excess deposits into higher-yielding assets

Change vs. $ in millions 3Q21 2Q21 3Q20 Highlights Net Interest Income $214.0 $6.1 $(1.9) • Linked quarter (LQ) increase due to higher income on investment securities, partially offset by lower interest earned on loans and securities purchased under agreements to resell Non-Interest Income $137.5 $(1.6) $7.9 • See page 10 Non-Interest Expense $211.6 $13.5 $20.8 • See page 11 Pre-Tax, Pre-Provision Net Revenue1 $139.9 $(9.1) $(14.8) Investment Securities Gains, Net $13.1 $(3.7) $(3.0) • Q3 unrealized fair value gains of $13.0 million on private equity investment portfolio Provision for Credit Losses $(7.4) $38.3 $(10.5) • LQ increase due to a smaller decrease in the estimate of the allowance for credit losses on loans and unfunded lending commitments and higher net loan charge-offs Net-Income Available to Common Shareholders $122.6 $(39.8) $(2.4) 3Q21 2Q21 3Q20 Net Income per Common Share – Diluted $1.05 $1.38 $1.06 Net Yield on Interest Earning Assets 2.58% 2.60% 2.97% • Lower earning asset yields, slightly offset by lower deposit costs INCOME STATEMENT HIGHLIGHTS 1 See the non-GAAP reconciliation on page 19 9

Change vs. $ in millions 3Q21 2Q21 3Q20 Highlights Bank Card Transaction Fees $42.8 $0.2 $4.9 • Increase of 13.0% over prior year (PY) driven by net corporate card fees Trust Fees $49.0 $2.7 $8.2 • Increase of 5.8% over linked quarter (LQ), 20.1% over PY resulting mostly from higher private client fee income Deposit Account Charges and Other Fees $25.2 $1.2 $2.1 • Increase of 8.9% over PY as fees continue to rebound strongly from last year’s lows Capital Market Fees $3.8 $0.5 $0.6 Consumer Brokerage Services $4.9 $0.4 $0.9 • Consumer brokerage fees up 22.2%, compared PY, mainly due to growth in annuity and advisory fees Loan Fees and Sales $6.8 $(0.6) $(2.9) • Decline mostly from mortgage banking revenue, down 30.0% from PY Other $5.0 $(6.0) $(5.8) • Decrease from the PY mainly due to lower cash sweep commissions, tax credit sales fees and a $2.0 million loss this quarter on an equity method investment Total Non-Interest Income $137.5 $(1.6) $7.9 NON-INTEREST INCOME HIGHLIGHTS 10

Change vs. $ in millions 3Q21 2Q21 3Q20 Highlights Salaries and Employee Benefits $132.8 $2.1 $5.5 • Increase of 1.6% over linked quarter (LQ), 4.3% over prior year (PY) mostly due to higher incentive compensation Net Occupancy $12.3 $0.8 $0.3 Equipment $4.4 $(0.2) $(0.3) Supplies $4.5 $0.5 $0.4 Data Processing and Software $25.6 $0.6 $2.0 • Increase of 2.6% over LQ and 8.4% over PY due to higher bank card processing fees and increase in costs for service providers Marketing $5.6 $(0.1) $0.7 Other $26.3 $9.7 $12.2 • Increase mainly due non-recurring costs Total Non-Interest Expense $211.6 $13.5 $20.8 NON-INTEREST EXPENSE HIGHLIGHTS 11

12 PRE-TAX, PRE-PROVISION NET REVENUE (PPNR) $130 $155 $216 $191 3Q2020 $346 $139 $149 $208 $198 $347 2Q2021 $138 $140 $214 $212 3Q2021 $352 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 3Q2021 Comparison vs. 3Q2020 (9.5)% vs. 2Q2021 (6.1)% See the non-GAAP reconciliation on page 19

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 13 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of June 30, 2021 2Period-end balances, as of September 30, 2021 3Includes loans held for sale, for the quarter ended September 30, 2021 14.5% 14.2% 14.2% 14.2% 13.7% 12.4% 12.3% 12.1% 12.0% 12.0% 11.9% 11.8% 11.8% 11.7% 11.3% 11.0% 11.0% 10.7% 10.3% 10.1% ASB CFR FNB BXS WTFC SSB SFNC WBS OZK CBSH UMBF UBSI UMPQ BOKF ONB FMBI PNFP HWC VLY FULT Peer Median: 11.9% Core Deposits $26.5 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 54% Average Loan to Deposit Ratio179% Peer Average Commerce 94%6% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposit

$7.6 $0.7 $3.7 $10.6 $7.0 3Q20 2Q21 3Q21 MAINTAINING STRONG CREDIT QUALITY 14 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $236.4 $172.4 $162.8 $311.3 $273.4 3Q213Q20 2Q21 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH $40.3 $11.2 $10.4 $154.7 $115.7 3Q213Q20 2Q21 Non-Performing Loans (NPLs) $ in millions NPLs - CBSH NPLs - Peer Average 5.9x 15.4x 15.6x 5.7x 3.0x 3Q20 2Q21 3Q21 Allowance for Credit Losses on Loans (ACL) to NPLs ACL / NPLs - CBSH ACL / NPLs - Peer Average Percentages are illustrative and not to scale; Peer Banks include: ASB, BXS, OZK, BOKF, CFR, FNB, FMBI, FULT, HWC, ONB, PNFP, SFNC, SSB, UMBF, UMPQ, UBSI, VLY, WBS, WTFC 1As a percentage of average loans (excluding loans held for sale) NPLs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .25% NPLs / Total Loans – Peer Average .07% .07% .75% .58% ACL / Total Loans – Peer Average 1.44% 1.10% 1.07% 1.48% 1.37% .18% .02% .10% .19% .14%

PAYCHECK PROTECTION PROGRAM IMPACT AND UPDATE 15 Yield and Interest Income2 Q3 2021, $ in millions 3.43% 7.73% 2.92% Yield Business Loans PPP Yield and Fee Recognition Business Loans (ex PPP) $47.0 $11.2 $35.8 Interest Income Total Loan Originations1: $1.9 Billion Total SBA Fees: $60.4 Million 1Includes Round 1 and Round 2 fundings. Period-end balance as of 9/30 was $307.9 million; 2Tax equivalent basis 84% 16%Forgiven Remaining 85% 15%Recognized Remaining

PAYCHECK PROTECTION PROGRAM IMPACT AND UPDATE 16 Loan Portfolio Impact QTD Average Balances, $ in millions $5,494 $5,517 $5,203 $5,104 $5,159 $4,947 $4,863 $1,244 $1,506 $1,476 $1,374 $1,264 3Q202Q20 $6,761 1Q211Q20 4Q20 $6,533 2Q21 $5,494 $6,709 $6,580 $6,211 3Q21 $575 $5,437 Interest Income Impact $ in millions $47.9 $41.6 $38.3 $38.1 $37.7 $36.9 $35.8 $7.3 $11.4 $11.7 $12.0 $11.9 $11.2 1Q20 2Q211Q212Q20 3Q20 $47.9 4Q20 $48.9 $49.7 $49.8 $49.7 $48.8 3Q21 $47.0 PPP LoansBusiness Loans (excl PPP) Business Loans1 (excl PPP) PPP Loans 1Tax equivalent basis

ALLOCATION OF ALLOWANCE 17 CECL allowances reflect the economic and market outlook June 30, 2021 September 30, 2021 $ in millions Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Business $ 44.9 .77% $ 41.0 .78% Bus R/E 29.6 .98% 32.3 1.10% Construction 23.5 2.13% 24.8 1.97% Commercial total $ 98.0 .99% $ 98.2 1.04% Consumer 12.3 .60% 11.4 .56% Consumer CC 55.2 9.41% 46.4 8.15% Personal R/E 5.6 .20% 5.4 .19% Revolving H/E 1.1 .39% 1.1 .40% Overdrafts .2 7.29% .3 6.66% Consumer total $ 74.4 1.30% $ 64.6 1.14% Allowance for credit losses on loans $ 172.4 1.10% $ 162.8 1.07% 1.47% 1.44% 1.22% 1.07% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $200 $100 $150 $250 $139.6 $162.8 2Q21 0.95% 1/1/2020 $171.7 $200.5 1.14% $240.7 1Q20 2Q20 $236.4 3Q20 $220.8 1.35% 4Q20 1Q21 $172.4 3Q21 1.10% Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 33 Portfolio Companies Representing $733 million in Revenue Over 2,900 Employees Fair Value as of September 30, 2021: $138.1 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 18

NON-GAAP RECONCILIATIONS 19 For The Three Months Ended (DOLLARS IN THOUSANDS) Sept. 30, 2021 Jun. 31, 2021 Sept. 30, 2020 A Net Interest Income $ 214,037 $ 207,982 $ 215,962 B Non-Interest Income $ 137,506 $ 139,143 $ 129,572 C Non-Interest Expense $ 211,620 $ 198,126 $ 190,858 Pre-Provision Net Revenue (A+B-C) $ 139,923 $ 148,999 $ 154,676 Pre-tax, Pre-provision Net Revenue